EXHIBIT 21
                                                                      ----------

HARSCO CORPORATION

SUBSIDIARIES OF THE REGISTRANT


                                                Country of                     Ownership
Name                                           Incorporation                   Percentage
-----------------------------------------------------------------------------------------
Heckett MultiServ S.A.I.C.                       Argentina                        100%
MetServ Holdings Pty. Limited                    Australia                         55%
MetServ Australasia Pty. Ltd.                    Australia                         70%
MetServ Victoria Pty. Ltd.                       Australia                         70%
MetServ Pty. Ltd.                                Australia                         55%
Harsco (Australia) Pty. Limited                  Australia                        100%
Harsco Track Technologies Pty. Ltd.              Australia                        100%
Taylor-Wharton (Australia) Pty. Limited          Australia                        100%
Heckett MultiServ (Australia) Pty. Ltd.          Australia                        100%
AluServ Middle East W.L.L.                       Bahrain                           65%
Heckett MultiServ S.A.                           Belgium                          100%
Verwerkingsbedryf Voor Byproduckten in de
  Staalnyverhei                                  Belgium                          100%
Loyquip Holdings S.A.                            Belgium                          100%
Societe D'Etudes et D'Administration
  des Entreprises S.A.                           Belgium                          100%
SGB Belgium Sarl                                 Belgium                          100%
Fortuna Insurance Limited                        Bermuda                          100%
Harsco (Bermuda) Limited                         Bermuda                          100%
Sobremetal - Recuperacao de Metais Ltda.         Brazil                           100%
Heckett MultiServ Limitada                       Brazil                           100%
Harsco Canada Limited                            Canada                           100%
Guernsey Plant Hire Ltd.                         Channel Islands-Guernsey         100%
SGB (Channel Islands) Ltd.                       Channel Islands-Jersey           100%
SGB Gulf Ltd.                                    Channel Islands-Jersey           100%
Heckett MultiServ S.A.                           Chile                            100%
Heckett MultiServ Tang Shan Iron &
  Steel Service Corp. Ltd.                       China                            100%
Heckett MultiServ Zhejiang Iron &
  Steel Service Corp. Ltd.                       China                             80%
MultiServ Wuhan Co. Ltd.                         China                            100%
Taylor-Wharton (Beijing) Cryogenic
  Equipment Co. Ltd.                             China                             51%
MultiServ spol. s.r.o.                           Czech Republic                   100%
Czech Slag - Nova Hut s.r.o.                     Czech Republic                    65%
Heckett MultiServ Cz s.r.o.                      Czech Republic                   100%
SGB Cz a.s.                                      Czech Republic                   100%
Witca SGB Stillads ApS                           Denmark                          100%
Alt Til Alt Undlejning A/S                       Denmark                          100%
Heckett MultiServ Bahna S.A.E.                   Egypt                             65%
Heckett Bahna Co. For Industrial
  Operations S.A.E.                              Egypt                             65%
SGB Egypt for Scaffolding and
  Formwork S.A.E.                                Egypt                           87.5%

HARSCO CORPORATION

SUBSIDIARIES OF THE REGISTRANT

                                               Country of                      Ownership
Name                                          Incorporation                    Percentage
-----------------------------------------------------------------------------------------
Bergslagens Suomi Oy                             Finland                          100%
Heckett MultiServ France S.A.                    France                           100%
Floyequip S.A.                                   France                           100%
PyroServ                                         France                           100%
Heckett MultiServ S.A.S.                         France                           100%
Heckett MultiServ Sud S.A.                       France                           100%
Heckett MultiServ Industries S.A.S.              France                           100%
Heckett MultiServ Logistique et
  Services Specialises S.A.S.                    France                           100%
SCI Branchy S.A.                                 France                           100%
SGB S.A.S.                                       France                           100%
Carbofer International GmbH                      Germany                          100%
MultiServ GmbH                                   Germany                          100%
Harsco GmbH                                      Germany                          100%
SGB Geruste Und Baugerate GmbH                   Germany                          100%
Heckett MultiServ Guatemala S.A.                 Guatemala                        100%
SGB Asia Pacific Ltd.                            Hong Kong                        100%
SGB Scafform Ltd.                                Ireland                          100%
MultiServ SrL                                    Italy                            100%
IlServ SrL                                       Italy                             65%
SGB Latvia                                       Latvia                            70%
Luxequip Holding S.A.                            Luxembourg                       100%
Heckett MultiServ S.A.                           Luxembourg                       100%
Taylor-Wharon Gas Equipment Sdn. Bhd.            Malaysia                         100%
Tayor-Wharton Asia (M) Sdn. Bhd.                 Malaysia                         100%
SGB Asia Pacific (M) Sdn Bhd.                    Malaysia                         100%
Irving, S.A. de C.V.                             Mexico                           100%
Heckett Mexicana, S.A. de C.V.                   Mexico                           100%
Andamios Patentados, S.A. de C.V.                Mexico                           100%
Electroforjados Nacionales, S.A. de C.V.         Mexico                           100%
Heckett MultiServ International B.V.             Netherlands                      100%
Heckett MultiServ Finance B.V.                   Netherlands                      100%
Heckett MultiServ China B.V.                     Netherlands                      100%
Heckett MultiServ Far East B.V.                  Netherlands                      100%
Harsco Europa B.V.                               Netherlands                      100%
Heckett MultiServ (Holland) B.V.                 Netherlands                      100%
Slag Reductie (Pacific) B.V.                     Netherlands                      100%
Slag Reductie Nederland B.V.                     Netherlands                      100%
SGB North Europe B.V.                            Netherlands                      100%
Stalen Steigers Holland B.V.                     Netherlands                      100%
SGB Holland B.V.                                 Netherlands                      100%
SGB Industrial Services B.V.                     Netherlands                      100%
SGB Events B.V.                                  Netherlands                      100%

HARSCO CORPORATION

SUBSIDIARIES OF THE REGISTRANT

                                               Country of                      Ownership
Name                                          Incorporation                    Percentage
-----------------------------------------------------------------------------------------
Harsco Finance B.V.                              Netherlands                      100%
SteelServ Limited                                New Zealand                       50%
Heckett MultiServ A.S.                           Norway                           100%
SGB Polska SP Z.O.O.                             Poland                           100%
Companhia de Tratamento de
  Sucatas, Limitada                              Portugal                         100%
Trenci-Engenharia Tecnicas
  Racuionalizades de Construcao Civil Lda.       Portugal                         100%
SGB Al Darwish United WLL                        Qatar                             49%
Heckett MultiServ Saudi Arabia Limited           Saudi Arabia                      55%
SGB Asia Pacific (S) Pte. Ltd.                   Singapore                        100%
SGB Slovensko s.r.o.                             Slovak Republic                  100%
Heckett MultiServ Slovensko spol. s.r.o.         Slovak Republic                  100%
Taylor-Wharton Harsco, s.r.o.                    Slovak Republic                  100%
Heckett MultiServ (FS) (Pty.) Limited            South Africa                     100%
SteelServ (Pty.) Ltd.                            South Africa                     100%
Heckett MultiServ (Pty.) Limited                 South Africa                     100%
S.R.V. Mill Services (Pty.) Ltd.                 South Africa                     100%
Heckett MultiServ (SR) (Pty.) Ltd.               South Africa                     100%
SRH Mill Services (Pty.) Ltd.                    South Africa                     100%
MultiServ Lycrete S.A.                           Spain                            100%
Serviequipo S.A.                                 Spain                            100%
MultiServ Intermetal S.A.                        Spain                            100%
MultiServ Iberica S.A.                           Spain                            100%
Heckett MultiServ Reclamet, S.A.                 Spain                            100%
Gestion Materias Ferricas, S.A.                  Spain                            100%
Heckett MultiServ Nordiska A.B.                  Sweden                           100%
SGB Stallningar A.B.                             Sweden                           100%
Heckett MultiServ (Sweden) A.B.                  Sweden                           100%
Montanus Industriforvaltning A.B.                Sweden                           100%
Bergslagens Stalservice A.B.                     Sweden                           100%
Heckett MultiServ (Thailand)
  Company Limited                                Thailand                          70%
Quebeisi SGB LLC                                 United Arab Emirates              49%
Heckett MultiServ Investment Limited             U.K.                             100%
Heckett MultiServ plc                            U.K.                             100%
Heckett MultiServ (U.K.) Ltd.                    U.K.                             100%
Quipco Ltd.                                      U.K.                             100%
Harsco (U.K.) Ltd.                               U.K.                             100%
Heckett International Services Limited           U.K.                             100%
Heckett Limited                                  U.K.                             100%
Faber Prest (Overseas) Limited                   U.K.                             100%
Faber Prest (Pacific) Limited                    U.K.                             100%
Faber Prest Distribution Limited                 U.K.                             100%

HARSCO CORPORATION

SUBSIDIARIES OF THE REGISTRANT

                                               Country of                      Ownership
Name                                          Incorporation                    Percentage
-----------------------------------------------------------------------------------------
Faber Prest Limited                              U.K.                             100%
Heckett MultiServ (A.S.R.) Ltd.                  U.K.                             100%
Heckett MultiServ (Sheffield) Ltd.               U.K.                             100%
Heckett MultiServ (S.R.) Ltd.                    U.K.                             100%
Otis Transport Services Limited                  U.K.                             100%
Slag Reduction Overseas Limited                  U.K.                             100%
Faber Prest (U.S.) Ltd.                          U.K.                             100%
SGB Eventlink Limited                            U.K.                             100%
SGB Group Ltd.                                   U.K.                             100%
SGB Services Ltd.                                U.K.                             100%
SGB Holdings Ltd.                                U.K.                             100%
SGB Investments Ltd.                             U.K.                             100%
Harsco Investment Ltd.                           U.K.                             100%
Harsco Track Technologies Ltd.                   U.K.                             100%
MastClimbers Ltd.                                U.K.                              51%
Harsco Foreign Sales Corporation                 U.S. Virgin Islands              100%
Heckett MultiServ U.S. Corporation               U.S.A.                           100%
Heckett MultiServ Inc.                           U.S.A.                           100%
Heckett MultiServ Operations Ltd.                U.S.A.                           100%
Heckett MultiServ General Corp.                  U.S.A.                           100%
Heckett MultiServ Intermetal Inc.                U.S.A.                           100%
Heckett Technology Services Inc.                 U.S.A.                           100%
Harsco Defense Holding, Inc.                     U.S.A.                           100%
Harsco Minnesota Corporation                     U.S.A.                           100%
Harsco UDLP Corporation                          U.S.A.                           100%
Heckett MultiServ Investment Corporation         U.S.A.                           100%
Faber Prest (U.S.), Inc.                         U.S.A.                           100%
Harsco Technologies Corporation                  U.S.A.                           100%
SRA Mill Services, Inc.                          U.S.A.                           100%
SGB Holdings Inc.                                U.S.A.                           100%
Heckett MultiServ M.V. & M.S., C.A.              Venezuela                        100%

Companies in which Harsco Corporation does not exert management control are not consolidated. These companies are listed below as unconsolidated entities

                                                 Country of
                                               Incorporation/                  Ownership
Name                                            Organization                   Percentage
-----------------------------------------------------------------------------------------

Granufos S.A.S.                                  France                            50%
Phooltas Tamper Private Limited                  India                             40%
p.t. Purna Baja Heckett                          Indonesia                         40%
Salamis / SGB Limited                            Scotland                          50%
Auxihec                                          Spain                             50%
SGB Denholm Ltd.                                 U.K.                              50%